EXHIBIT 99.1

News Release

Fresenius Kabi Pharmaceuticals Holding, Inc.

Releases Third Quarter Results

SCHAUMBURG, Ill.—Nov. 4, 2008 – Fresenius Kabi Pharmaceuticals Holding, Inc. (NASDAQ: APCVZ) (“FKP Holdings”) the newly formed holding company that acquired APP Pharmaceuticals, Inc. (“APP”) on September 10, 2008, today released financial results for the third quarter and for the nine months ended September 30, 2008. These results include APP’s results for the portion of the third quarter and the nine-month period prior to the closing of the acquisition and FKP Holdings’ results from July 2, 2008 through September 30, 2008, which also includes the results of operations of APP post acquisition.

Third quarter revenues were $198 million, a 29 percent increase over APP’s revenue of $153 million for the same period in 2007. Revenues for the nine-month period ended September 30, 2008 were $544 million, a 20 percent increase over APP’s revenue of $453 million for the same period in 2007.

For the third quarter, net loss was $242 million, as compared to a net loss of $8 million for APP in the third quarter of 2007, after inclusion of a net loss from discontinued operations of $22 million in 2007. Net loss for the nine-month period ended September 30, 2008 was $209 million compared to APP’s net income of $26 million for the same period in 2007, after inclusion of a net loss from discontinued operations of $25 million during 2007. Excluding acquisition and separation related charges net income for the quarter was $21 million and $56 million for the nine-month period ended September 30, 2008.

For the third quarter and for the nine months ending September 30, 2008, Adjusted EBITDA, as defined in the indenture governing the Contingent Value Rights (CVRs) of FKP Holdings, was $87 million and $217 million, respectively.

Revenue guidance for 2008 has been modified to be between $765 million and $785 million and Adjusted EBITDA guidance for 2008 has been modified to be between $315 million and $325 million. Guidance previously provided by APP was revenue between $800 million and $820 million and Adjusted EBITDA between $325 million and $350 million. The components of Adjusted EBITDA are reflected in APP’s 2nd quarter earnings release filed on July 31, 2008 and changes in guidance primarily related to Adjusted EBITDA result from changes in the revenue guidance noted above.

On a going forward basis, the financial results for FKP Holdings will not be reported in an earnings release and will be reported in FKP Holdings’ filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Measures

Amounts reported on a combined basis (i.e., including both the successor and predecessor periods) above and in the accompanying tables are non-GAAP measures and should not be considered in isolation of, or as a substitute for, the discrete information prepared and presented for the predecessor and successor periods in accordance with GAAP. Similarly, Adjusted EBITDA is a defined term in the indenture governing the Contingent Value Rights (CVRs), however it is not a recognized term under GAAP and should not be considered in isolation of, or as a substitute for, the information prepared and presented in accordance with GAAP. Because not all companies calculate Adjusted EBITDA identically, FKP Holdings’ definition of adjusted EBITDA may not be comparable to similarly titled measures of other companies. The attached financial pages provide a reconciliation of net income to Adjusted EBITDA.

About Fresenius SE

Fresenius SE is a health care group with international operations, providing products and services for dialysis, hospital and outpatient medical care. In 2007, group sales were approximately EUR 11.4 billion. On June 30, 2008 the Fresenius Group had 117,453 employees worldwide. For more information visit the company’s website at www.fresenius.com.

About Fresenius Kabi Pharmaceuticals Holding, Inc.

Fresenius Kabi Pharmaceuticals Holdings, a wholly owned subsidiary of Fresenius SE, acquired the Schaumburg, Illinois-based APP Pharmaceuticals on September 10, 2008. Under the terms of the agreement, Fresenius acquired the outstanding common stock of APP for $23.00 in cash per share plus a Contingent Value Right that could deliver up to an additional $6.00 per CVR in cash, pending achievement of certain financial targets (payable in Q2 2011).

About APP Pharmaceuticals

APP is a fully-integrated pharmaceutical company that develops, manufactures and markets injectable pharmaceutical products with a primary focus on the oncology, anti-infective, anesthetic/analgesic and critical care markets. The company offers one of the most comprehensive product portfolios used in hospitals, long-term care facilities, alternate care sites and clinics within North America and manufactures a comprehensive range of dosage formulations.

Forward-Looking Statement

The statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this news release include statements regarding our expectations, beliefs, hopes, goals, intentions, initiatives or strategies, including statements regarding financial guidance for 2008. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, the continued market acceptance and demand of new and existing products; the difficulties or delays in developing, testing, obtaining regulatory approval of, and producing and marketing of the company’s products; the impact of competitive products and pricing; the availability and pricing of ingredients used in the manufacture of pharmaceutical products; and the ability to successfully manufacture products in a time-sensitive and cost effective manner. Additional relevant information concerning risks can be found in Fresenius Kabi Pharmaceuticals Holding’s prospectus dated August 20, 2008 and other documents it has filed with the Securities and Exchange Commission.

The information contained in this news release is as of the date of this release. Fresenius Kabi Pharmaceuticals Holding assumes no obligations to update any forward-looking statements contained in this news release as the result of new information or future events or developments.

CONTACT: Investor and Media Inquiries:

Christine Cassiano

Hill & Knowlton

(310) 633-9495

Fresenius SE

Investor Inquiries:

Fresenius SE Birgit Grund, Senior Vice President

++49 6172 608 2485

On September 10, 2008, APP Pharmaceuticals, Inc. (“APP”) closed an Agreement and Plan of Merger entered into on July 6, 2008, with Fresenius SE and certain of its direct and indirect subsidiaries pursuant to which APP became a wholly-owned operating subsidiary of Fresenius Kabi Pharmaceuticals Holding, Inc. (“FKP Holdings or the Company”), which is a wholly owned subsidiary of Fresenius SE. For accounting purposes the Company has separated its historical financial results for the Predecessor Company (APP) for all periods prior to September 10, 2008, the effective date of the merger, and the Successor Company (FKP Holdings) for all periods after July 2, 2008, which include the results of APP from September 10, 2008. The separate presentation is required as there was a change in accounting basis, which occurred when purchase accounting was applied to the acquisition of the Predecessor. Purchase accounting requires that the historical carrying value of assets acquired and liabilities assumed be adjusted to fair

FRESENIUS KABI PHARMACEUTICALS HOLDING, INC.

CONSOLIDATED RESULTS OF OPERATIONS

(Unaudited, in thousands)

	Three months Ending September 30, 2008	July 2 through September 30, 2008	July 1 through September 9 2008	Three months Ending September 30, 2007	Change Favorable (Unfavorable) (Unfavorable)
					$	%
	Combined	(Successor)	(Predecessor)	(Predecessor)
Revenues
Critical care	$129,614	$29,606	$100,008	$91,584	$38,030	42%
Anti-infective	53,815	13,792	40,023	43,032	10,783	25%
Oncology	11,463	4,294	7,169	14,073	(2,610)	-19%
Contract manufacturing and other	2,988	388	2,600	4,490	(1,502)	-33%

Total revenue	197,880	48,080	149,800	153,179	44,701	29%
Cost of sales	90,642	22,190	68,452	85,055	5,587	7%
Amortization of inventory step-up	12,588	12,588	—	—	12,588	—

Gross profit	94,650	13,302	81,348	68,124	26,526	39%

Percent to total revenue	47.8%	27.7%	54.3%	44.5%
Research and development	11,036	2,066	8,970	11,351	(315)	-3%
Selling, general and administrative	23,813	5,508	18,305	22,061	1,752	8%
Amortization of in-process R&D	252,000	252,000	—	—	252,000	—
Amortization of merger related intangibles	5,960	3,389	2,571	3,856	2,104	55%
Separation costs	235	—	235	352	(117)	-33%
Merger related costs	44,799	1,188	43,611	—	44,799	—

Total operating expenses	337,843	264,151	73,692	37,620	300,223	—

Percent to total revenue	170.7%	549.4%	49.2%	24.6%
(Loss) income from operations	(243,193)	(250,849)	7,656	30,504	(273,697)	—

Percent to total revenue	-122.9%	-521.7%	5.1%	19.9%
Interest income and other	215	(16)	231	886	(671)	-76%
Gain on contingent value right	52,241	52,241	—	—	52,241
Interest expense	(42,363)	(27,866)	(14,497)	(3,831)	(38,532)	—

(Loss) income from continuing operations before income taxes	(233,100)	(226,490)	(6,610)	27,559	(260,659)	—
Income tax (benefit) expense	8,761	(8,135)	16,896	13,449	(4,688)	-35%

Net (loss) income from continuing operations	$(241,861)	$(218,355)	$(23,506)	$14,110	$(255,971)	—

Net loss from discontinued operations, net of taxes	—	—	—	(22,495)	22,495	—

Net (loss) income	$(241,861)	$(218,355)	$(23,506)	$(8,385)	$(233,476)	—

Selected ratios as a percentage of total net revenues:
Research and development	5.6%	4.3%	6.0%	7.4%
Selling, general and administrative	12.0%	11.5%	12.2%	14.4%

On September 10, 2008, APP Pharmaceuticals, Inc. (“APP”) closed an Agreement and Plan of Merger entered into on July 6, 2008, with Fresenius SE and certain of its direct and indirect subsidiaries pursuant to which APP became a wholly-owned operating subsidiary of Fresenius Kabi Pharmaceuticals Holding, Inc. (“FKP Holdings or the Company”), which is a wholly owned subsidiary of Fresenius SE. For accounting purposes the Company has separated its historical financial results for the Predecessor Company (APP) for all periods prior to September 10, 2008, the effective date of the merger, and the Successor Company (FKP Holdings) for all periods after July 2, 2008, which include the results of APP from September 10, 2008. The separate presentation is required as there was a change in accounting basis, which occurred when purchase accounting was applied to the acquisition of the Predecessor. Purchase accounting requires that the historical carrying value of assets acquired and liabilities assumed be adjusted to fair

FRESENIUS KABI PHARMACEUTICALS HOLDING, INC.

CONSOLIDATED RESULTS OF OPERATIONS

(Unaudited, in thousands)

	Nine months Ending September 30, 2008	July 2 through September 30, 2008	January 1 through September 9 2008	Nine months Ending September 30, 2007	Change Favorable (Unfavorable) (Unfavorable)
					$	%
	Combined	(Successor)	(Predecessor)	(Predecessor)
Revenues
Critical care	$334,328	$29,606	$304,722	$265,858	$68,470	26%
Anti-infective	156,071	13,792	142,279	133,561	22,510	17%
Oncology	44,210	4,294	39,916	39,927	4,283	11%
Contract manufacturing and other	9,268	388	8,880	13,428	(4,160)	-31%

Total revenue	543,877	48,080	495,797	452,774	91,103	20%
Cost of sales	269,827	22,190	247,637	239,063	30,764	13%
Amortization of inventory step-up	12,588	12,588	—	—	12,588	—

Gross profit	261,462	13,302	248,160	213,711	47,751	22%

Percent to total revenue	48.1%	27.7%	50.1%	47.2%
Research and development	37,199	2,066	35,133	33,994	3,205	9%
Selling, general and administrative	69,013	5,508	63,505	66,800	2,213	3%
Amortization of in-process R&D	252,000	252,000	—	—	252,000	—
Amortization of merger related intangibles	13,672	3,389	10,283	11,568	2,104	18%
Separation costs	2,239	—	2,239	1,056	1,183	112%
Merger related costs	44,799	1,188	43,611	—	44,799	—

Total operating expenses	418,922	264,151	154,771	113,418	305,504	—

Percent to total revenue	77.0%	549.4%	31.2%	25.0%
(Loss) income from operations	(157,460)	(250,849)	93,389	100,293	(257,753)	—

Percent to total revenue	-29.0%	-521.7%	18.8%	22.2%
Interest income and other	1,577	(16)	1,593	1,816	(239)	-13%
Gain on contingent value right	52,241	52,241	—	—	52,241	—
Interest expense	(72,990)	(27,866)	(45,124)	(12,747)	(60,243)	—

(Loss) income from continuing operations before income taxes	(176,632)	(226,490)	49,858	89,362	(265,994)	—
Income tax (benefit) expense from continuing
operations	32,180	(8,135)	40,315	38,843	(6,663)	-17%

Net income from continuing operations	$(208,812)	$(218,355)	$9,543	$50,519	$(259,331)	—

Net loss from discontinued operations, net of taxes	—	—	—	(24,693)	24,693	—

Net (loss) income	$(208,812)	$(218,355)	$9,543	$25,826	$(234,638)	$—

Selected ratios as a percentage of total net revenues:
Research and development	6.8%	4.3%	7.1%	7.5%
Selling, general and administrative	12.7%	11.5%	12.8%	14.8%

FRESENIUS KABI PHARMACEUTICALS HOLDING, INC.

Reconciliation of Net Income to Adjusted EBITDA per the CVR Agreement

Three and Nine Months Ended September 30, 2008

(unaudited, in thousands)

The CVR (Contingent Value Rights) agreement defines Adjusted EBITDA, including both the predecessor and successor periods as: net income, excluding the impact of depreciation and amortization, interest expense net of interest income, income tax expense, non-cash stock-based compensation expense, separation related costs, pre-launch costs associated with Puerto Rico manufacturing facility, other taxes, technology transfer costs, the gain or loss on the sale of fixed assets and gains or losses on our contingent value rights and other items and limitations as defined in the CVR Indenture. The amount payable on June 30, 2011 will be determined based on the Adjusted EBITDA of the Company and its predecessor over the three year period ended December 31, 2010. However, Adjusted EBITDA is not a recognized term under GAAP and should not be considered in isolation of, or as a substitute for, the information prepared and presented in accordance with GAAP. Because not all companies calculate Adjusted EBITDA identically, the definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Adjusted EBITDA for the three and nine months ended September 30, 2008 is as follows:

	Three months	Nine months
Net loss	$(241,861)	$(208,812)
Depreciation	4,875	14,132
Amortization	273,329	289,333
Interest expense, net of interest income	42,003	71,881
Provision for income taxes	8,761	32,180

EBITDA	87,107	198,714

Stock-based compensation expense	1,237	5,750
Puerto Rico pre-launch costs, net of depreciation	5,144	16,500
(Gain) on CVR	(52,241)	(52,241)
Separation, merger and other non-recurring costs	44,799	46,408
Other taxes	486	908
Other non-cash charges	165	495
Technology transfer	14	119
Loss on sale of fixed assets	27	73

Adjusted EBITDA	$86,738	$216,726

FRESENIUS KABI PHARMACEUTICALS HOLDING, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

	Successor September 30, 2008	Predecessor December 31, 2007
	(in thousands)
Assets
Current assets:
Cash and cash equivalents	$2,994	$31,788
Accounts receivable, net	78,637	85,209
Inventories	220,408	149,191
Prepaid expenses and other current assets	13,354	13,531
Current receivables from related parties	—	6,996
Income taxes receivable	23,734	—
Deferred income taxes	11,479	17,109

Total current assets	350,606	303,824
Property, plant and equipment, net	143,970	132,528
Intangible assets, net	606,611	463,154
Goodwill	3,731,172	160,239
Deferred financing costs and other non-current assets, net	114,989	17,842

Total assets	$4,947,348	$1,077,587

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$37,791	$36,502
Accrued liabilities	43,260	45,595
Current payables from related parties	9,580	—
Short term portion of debt	17,231	5,000

Total current liabilities	107,862	87,097

Long-term debt	980,269	995,000
Deferred income taxes, non-current	145,401	71,011
Payable to parent company	2,922,601	—
Other non-current liabilities	109,563	4,250

Total liabilities	4,265,696	1,157,358

Stockholders' equity (deficit)	681,652	(79,771)

Total liabilities and stockholders' equity	$4,947,348	$1,077,587